SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  September 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S31)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-15                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S31 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On September 25, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 2, 2002            By:   /s/  Thomas M. Britt
                                        ---------------------------------------
                                        Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on September 25, 2002



                    CSFB Mortgage Pass-Through Certificates, Series 2001-S31
                                Statement to Certificate Holders
                                      September 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1      154,000,000.00   120,575,419.44     8,337,994.42     229,093.30     8,567,087.72     0.00       0.00      112,237,425.02
A_2      200,500,000.00   135,587,780.30    12,077,386.58     249,707.50    12,327,094.08     0.00       0.00      123,510,393.72
A_R              100.00             0.00             0.00           0.00             0.00     0.00       0.00                0.00
M_1       50,000,000.00    50,000,000.00             0.00     133,750.00       133,750.00     0.00       0.00       50,000,000.00
M_2       33,750,000.00    33,750,000.00             0.00     107,156.25       107,156.25     0.00       0.00       33,750,000.00
B         26,750,000.00    26,750,000.00             0.00     118,368.75       118,368.75     0.00       0.00       26,750,000.00
P                100.00           100.00             0.00     274,535.48       274,535.48     0.00       0.00              100.00
TOTALS   465,000,200.00   366,663,299.74    20,415,381.00   1,112,611.28    21,527,992.28     0.00       0.00      346,247,918.74

A_IO     195,300,000.00   105,500,000.00             0.00     615,416.67       615,416.67     0.00       0.00       97,700,000.00
X_1                0.00             0.00             0.00     712,081.32       712,081.32     0.00       0.00               0.00
X_2                0.00             0.00             0.00           0.00             0.00     0.00       0.00               0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1    22540VNK4    782.95726909   54.14282091        1.48761883        55.63043974          728.81444818   A_1      2.280000 %
A_2    22540VNL2    676.24828080   60.23634204        1.24542394        61.48176599          616.01193875   A_2      2.210000 %
A_R    22540VNN8      0.00000000    0.00000000        0.00000000         0.00000000            0.00000000   A_R      9.040600 %
M_1    22540VNP3  1,000.00000000    0.00000000        2.67500000         2.67500000        1,000.00000000   M_1      3.210000 %
M_2    22540VNQ1  1,000.00000000    0.00000000        3.17500000         3.17500000        1,000.00000000   M_2      3.810000 %
B      22540VNR9  1,000.00000000    0.00000000        4.42500000         4.42500000        1,000.00000000   B        5.310000 %
P      22540VNS7  1,000.00000000    0.00000000  ################   ################        1,000.00000000   P       10.069940 %
TOTALS              788.52288610   43.90402628        2.39271140        46.29673768          744.61885982

A_IO   22540VNM0    540.19457245    0.00000000        3.15113502         3.15113502          500.25601639   A_IO     7.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: thomas.britt@chase.com


                                      -6-


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                                September 25, 2002, 2002


Sec. 4.06(a)(i)         Principal Remittance Amount (Total)                                     18,908,804.72
                        Group 1                                                                  7,642,975.41
                        Group 2                                                                 11,265,829.31

                        Scheduled Principal Payments (Total)                                       255,792.62
                        Group 1                                                                    119,381.92
                        Group 2                                                                    136,410.70

                        Principal Prepayments (Total)                                           18,140,284.53
                        Group 1                                                                  7,390,463.25
                        Group 2                                                                 10,749,821.28

                        Curtailments (Total)                                                       320,521.63
                        Group 1                                                                     82,310.41
                        Group 2                                                                    238,211.22

                        Cutailment Interest Adjustments (Total)                                        969.83
                        Group 1                                                                        193.29
                        Group 2                                                                        776.54

                        Repurchase Principal (Total)                                                     0.00
                        Group 1                                                                          0.00
                        Group 2                                                                          0.00

                        Substitution Amounts (Total)                                                     0.00
                        Group 1                                                                          0.00
                        Group 2                                                                          0.00

                        Net Liquidation Proceeds (Total)                                            61,856.67
                        Group 1                                                                     18,453.00
                        Group 2                                                                     43,403.67

                        Recoveries from Prior Loss Determinations (Total)                          129,552.59
                        Group 1                                                                     32,345.15
                        Group 2                                                                     97,207.44

                        Other Principal Adjustments (Total)                                           -173.15
                        Group 1                                                                       -171.61
                        Group 2                                                                         -1.54

                        Gross Interest (Total)                                                   3,932,185.84
                        Group 1                                                                  1,813,574.65
                        Group 2                                                                  2,118,611.19

                        Reimbursements of Non-Recoverable Advances Previously Made (Total)          83,287.52
                        Group 1                                                                     17,670.95
                        Group 2                                                                     65,616.57

                        Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)             0.00
                        Group 1                                                                          0.00
                        Group 2                                                                          0.00

Prepayment Penalties
                        Number of Loans with Respect to which
                        Prepayment Penalties were Collected (Total)                                    148.00
                        Group 1                                                                         92.00
                        Group 2                                                                         56.00

                        Balance of Loans with Respect to which
                        Prepayment Penalties were Collected (Total)                              5,835,792.33
                        Group 1                                                                  3,058,099.91
                        Group 2                                                                  2,777,692.42

                        Amount of Prepayment Penalties Collected (Total)                           274,534.64
                        Group 1                                                                    142,601.40
                        Group 2                                                                    131,933.24


                                      -7-

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                            September 25, 2002


Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding (Total)                                   9,003
                        Group 1                                                                         5,618
                        Group 2                                                                         3,385

Sec. 4.06(iv)           Beginning Aggregate Loan Balance (Total)                               375,665,835.39
                        Group 1                                                                171,898,709.89
                        Group 2                                                                203,767,125.50

                        Ending Number of Loans Outstanding (Total)                                      8,580
                        Group 1                                                                         5,369
                        Group 2                                                                         3,211

                        Ending Aggregate Loan Balance (Total)                                  355,547,922.74
                        Group 1                                                                164,022,603.38
                        Group 2                                                                191,525,319.36

Sec. 4.06(a)(v)         Servicing Fees and Loss Mitigation Fees(Total)                             175,032.52
                        Group 1                                                                     74,494.41
                        Group 2                                                                    100,538.11

                        Trustee Fee (Total)                                                          1,721.80
                        Group 1                                                                        787.87
                        Group 2                                                                        933.93

Sec. 4.06(vii)          Current Advances (Total)                                                        N/A
                        Group 1                                                                         N/A
                        Group 2                                                                         N/A

                        Aggregate Advances (Total)                                                      N/A
                        Group 1                                                                         N/A
                        Group 2                                                                         N/A


                                      -8-

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                            September 25, 2002




Sec. 4.06(viii) Delinquent Mortgage Loans

                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          76             2,250,827.29            1.37 %
                2 Month          42             1,187,338.79            0.72 %
                3 Month          61             2,024,489.68            1.23 %
                Total           179             5,462,655.76            3.32 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          67             3,941,828.69            2.06 %
                2 Month          28             1,401,822.58            0.73 %
                3 Month          57             2,813,768.44            1.47 %
                Total           152             8,157,419.71            4.26 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         143              6,192,655.98           1.74 %
                2 Month          70              2,589,161.37           0.73 %
                3 Month         118              4,838,258.12           1.36 %
                Total           331             13,620,075.47           3.83 %

                * Delinquent Bankruptcies are included in the table above.


                Bankruptcies

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                37              1,053,094.48            0.64 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                13                454,855.15            0.24 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                50              1,507,949.63            0.42 %

                * Only Current Bankruptcies are reflected in the table above.

                Balance of Bankruptcies delinquent 31 to 60 days (Total)                              337,178.71
                Group 1                                                                               163,041.54
                Group 2                                                                               174,137.17

                * Above figures provided for calculation of Rolling Three Month Delinquency Rate.


                Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                3                121,969.43             0.07 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                5                607,485.85             0.32 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                8                729,455.28             0.21 %



                                    -9-

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                            September 25, 2002


Section 4.06(xi)        REO Properties

                        Group 1
                        Number          Principal Balance       Percentage
                        0               0.00                    0.00 %

                        Group 2
                        Number          Principal Balance       Percentage
                        0               0.00                    0.00 %

                        Group Totals
                        Number          Principal Balance       Percentage
                        0               0.00                    0.00 %

Section 4.06(xii)       Current Realized Losses (Total)                                         1,338,660.52
                        Group 1                                                                   265,476.25
                        Group 2                                                                 1,073,184.27

                        Cumulative Realized Losses - Reduced by Recoveries (Total)              7,812,625.33
                        Group 1                                                                 1,424,035.14
                        Group 2                                                                 6,388,590.19

Sec. 4.06(xv)           Insured Payments (Total)                                                        0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Trigger Event           Trigger Event Occurrence
                        (Is Rolling 3 Month Delinquency Rate > 13.5% of Sr. Enhancement%?)                NO

                        Rolling 3 Month Delinquency Rate                                           2.65027 %
                        Sr. Enhancement Percentage x 13.5%                                         4.53735 %

O/C Reporting           Targeted Overcollateralization Amount                                   9,300,004.00
                        Ending Overcollateralization Amount                                     9,300,004.00
                        Ending Overcollateralization Deficiency                                         0.00
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                 2,218,650.69
                        Payment to Class X-1                                                      712,081.32


                                    -10-

                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
